B. Riley & Co.

8th Annual Las Vegas Investor Conference

MEADOW VALLEY
CORPORATION

Meadow Valley Corporation

March 14, 2007

Brad Larson - CEO

Meadow Valley Corporation

Two Reporting Segments

Construction **is what we do**

Construction Services

100% owned

We've built over $1 billion of projects since 1980.


UT
CO
AZ
NM
TX

Arizona, Nevada & So. Utah

Construction Materials

53% owned

We've produced & sold materials since 1997.

Construction **is the common theme**

The Services Segment constructs public (≈85%) and private (≈15%) projects.


Bridges
Roads
Bridges
22/02/20
Structural Concrete
Bridges

Construction **is the common theme**

The Materials Segment makes & sells construction materials.



Ready-mix Concrete




Sand and Gravel



Consolidated Revenue & Net Income

($ 000's)



Consolidated Revenue
200,000
150,000
100,000
50,000
0
2002
2003
2004
2005
2006
Services
Materials



Consolidated Net Income[1]
6,000
5,000
4,000
3,000
2,000
1,000
0
-1,000
-2,000
2002
2003
2004
2005
2006
Services
Materials

[1]Consolidated net income before minority interest deduction

Construction Industry Sectors that affect our segments' work

- Highway & Street

- Residential
- Commercial & Industrial
- Highway & Street

Growth Drivers: Macro

- Population Growth (NV #1, AZ #2[1])
- Job Growth
- Federal Transportation Legislation (SAFETEA-LU)
- Local Transportation Funding Initiatives

[1] Source: U.S. Census Bureau's State & Metropolitan Area Data Book: 2006 Population growth between 2000-2005

Growth Drivers: Micro

Construction Materials Segment

- Strategically-placed Batch Plants
- Growing Delivery Capacity
- Control of Raw Materials/Reserves
- Marketing/Customer Service

Construction Materials Segment

Batch Plant Locations & Growing Delivery Capacity


Moapa
Sunrise Manor
North Las Vegas
Lake Mead
Spring Valley
Paradise
Henderson

LAS VEGAS METRO AREA


Fountain Hills
Scottsdale
Phoenix
Chandler
MARICOPA
PINAL

PHOENIX METRO AREA

- Existing batch plants prior to 2006
- New batch plants added in 2006

Growth Drivers: Micro

Construction Materials Segment

- Strategically-placed Batch Plants
- Growing Delivery Capacity
- Control of Raw Materials/Reserves
- Marketing/Customer Service

Growth Drivers: Micro

MEADOW VALLEY CONTRACTORS, INC.

Construction Services Segment

- Risk Analysis/Estimating Abilities
- Project Management & Execution
- Increasing Bonding Capacity

Revenue by Segment

($ 000's)



Increasing Bonding Limits
200,000
150,000
100,000
50,000
0
Decreasing/Static Bonding Limits
???
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Services
Materials

Revenue Growth by Segment

In 2006, we:

- **Added two new batch plants, 34 trucks, two new sand & gravel operations**
- **Increased bonding capacity from $120mm to $200mm**
- **Increased backlog by 30.8%**

In 2007 and beyond, we

- **Will have increased bidding opportunities**
- **Will further expand materials segment capacity**



???
???
???
2007
2008
2009
Services
Materials

Selected Balance Sheet Items

($ 000's)

WORKING CAPITAL & CASH


2006
+24.4%
Cash = $29,355
+24.6%
2005
Cash = $23,565
0
5,000
10,000
15,000
20,000
25,000
30,000

TOTAL DEBT


2006
+20.4%
2005
0
5,000
10,000
15,000
20,000
25,000

PP&E


2006
+35.6%
2005
0
10,000
20,000
30,000
40,000

STOCKHOLDERS' EQUITY


2006
+58.3%
2005
0
10,000
20,000
30,000
40,000

For Qtr Ended 12/31/06 Total Diluted Shares Outstanding = 5,056,513

For Qtr Ended 12/31/05 Total Diluted Shares Outstanding = 4,405,220

Consolidated EBITDA

($ 000's)



16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
$4,038
$3,321
$4,354
$11,362
$14,107
2002
2003
2004
2005
2006

Stock Performance

($ 000's)

Two Year Daily Chart of the Dow Jones U.S. Heavy Construction Index

1000 = Basic Materials Index


2357 Daily
3/08/2007
1000
CVA
MVCO
SP500
+195%
+180%
+165%
+150%
+135%
+120%
+105%
+90%
+75%
+60%
+45%
+30%
+15%
+0%
-15%
-30%
Volume
© BigCharts.com
Exchange provides
no volume data.
A M J J A S O N D 06 F M A M J J A S O N D 07 F M

Highlights

- Meadow Valley: a "mini-Granite."

  ➢ MVCO's Services/Materials Segments similar to Granite's Branch business – the model works.

- Established positions in rapidly growing market.
- Sound balance sheet.
- Construction services segment with increasing bonding capacity creating increasing bidding opportunities.
- Construction materials segment with added capacity, increased control of raw materials and increased reserves.